As filed with the Securities and Exchange Commission on November 9, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.

(Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC

653 Manhattan Beach Blvd. # J

Manhattan Beach, CA 90266

(Address of principal executive offices) (Zip code)

Ryan Jacob

C/O Jacob Asset Management of New York LLC

653 Manhattan Beach Blvd. # J

Manhattan Beach, CA 90266

(Name and address of agent for service)

(424)-237-2164

Registrant’s telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Item 1. Reports to Stockholders.

Jacob Internet Fund

Jacob Small Cap Growth Fund

Jacob Wisdom Fund

Annual Report

August 31, 2012

The Jacob Internet Fund and Jacob Small Cap Growth Fund are mutual funds with the primary investment objective of long-term growth of capital.

The Jacob Wisdom Fund is a mutual fund with the primary investment objective to maximize total investment return consisting of a combination of income and capital appreciation.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser

Jacob Asset Management of New York LLC

Financial Highlights	22
Notes to the Financial Statements	25
Report of Independent Registered Public Accounting Firm	40
Additional Information on Fund Expenses	41
Additional Information	43

Dear Fellow Investors,

In the fiscal year ended August 2012, the economic recovery continued in a weak and choppy manner. Under the shadow of mixed economic indicators in the U.S. and lingering sovereign debt issues in Europe, investors are having difficulty finding confidence. Consequently, despite decent overall performance in the stock market, investors have continued to shun riskier assets. This has adversely affected our more aggressively positioned funds—Jacob Internet Fund and Jacob Small Cap Growth Fund. On the other hand, our more conservatively oriented Jacob Wisdom Fund did well in capturing most of the upside performance of the benchmark S&P 500 Index over the past year, even while staying true to its mandate.

Despite the volatile environment, we continue our steadfast focus on high quality companies that operate in secular growth markets. Though market sentiment can gyrate wildly, we believe dominant companies in expanding markets have a greater potential to be successful over time.

Looking forward, we believe there are some reasons for optimism, even in the face of an important political election and the potential ‘fiscal cliff’ facing our nation at the end of the year. First, after much dallying, European leaders are finally bringing forth detailed plans for addressing their debt crisis. Also, the glimmers of housing market improvement that we saw late last year have strengthened and could provide a tailwind for economic growth. Finally, an aggressive Fed determined to keep interest rates at historic lows should help accelerate improvement in the unemployment rate. We believe that a combination of these factors will engender more investor confidence in the coming months.

Jacob Internet Fund

Jacob Internet Fund returned 2.71% during the fiscal year, compared to the Nasdaq Composite Index, which was up 20.36%. Our largest companies—including Apple and Google—performed well, but our mid-size and smaller technology companies struggled, as did our Chinese holdings. In a year when the Nasdaq was buoyed by its non-tech components, notably consumer and healthcare, the index was an unusually difficult benchmark for our Fund.

The Chinese economy slowed dramatically over the last year, and our Chinese stocks were disproportionately hit. We have trimmed our weighting in this sector somewhat for the time being, though they remain a significant part of the portfolio. We anticipate seeing China enact more stimulative measures to reaccelerate their economy, which it certainly has the cash resources to do.

Social media IPOs made headlines this year, but we avoided such investments for mainly valuation reasons and looked elsewhere for additions to our portfolio. We are excited about two stocks that are riding the rapid growth of mobile internet: Glu Mobile and Velti. Glu Mobile is the largest independent publisher of mobile games, with an excellent track record of producing profitable products with minimal capital investment; it could well be an attractive acquisition candidate. Velti is a pioneer in interactive marketing and advertising solutions in the mobile space, with industry-leading technology and a growing client roster of Fortune 500 companies.

With real estate activity rising, we added shares of Zillow and Ellie Mae. Zillow has handily increased its competitive lead in online real estate listings and has emerged as a clear market leader. This company has impressed us with its ability to handle the complex transition from desktop to smartphone and tablet devices, and to monetize mobile internet usage at as high a rate as traditional internet usage, which is no mean feat. Meanwhile, Ellie Mae delivers software-as-a-service solutions to the mortgage industry, bringing mortgage processing into the cloud. While they have already been very successful in selling to small and mid-size banks and mortgage brokers, some larger institutions such as Wells Fargo and Citigroup are currently trialing their services.

Jacob Small Cap Growth Fund

Jacob Small Cap Growth Fund was down 3.75% for the fiscal year versus the Russell 2000 Growth Index, which was up 12.72%. The Fund is inherently more volatile as it invests in small companies in a broad swath of sectors, including technology, energy, and healthcare. While healthcare stocks outperformed in this period, other sectors dragged down the Fund’s return. Energy has been a particularly frustrating area, since stock prices have not rebounded along with oil prices as of yet, though it is difficult to see this continuing long-term.

Our largest position, Amarin, is up about 20% since August 2011. The company continues to secure patents for its fish oil-based drug for high tryglicerides and to test its efficacy when taken in combination with statins. With the drug’s recent FDA approval, we anticipate more positive developments in coming months for this stock.

As in Jacob Internet Fund, we added shares of Glu Mobile, Velti, Zillow and Ellie Mae (see above).

Another new holding is Cardtronics, the leading network of private label ATM machines for non-bank sites. This company has successfully acquired and consolidated smaller networks to reach national scale and is benefitting from the growth of card activity in retail, banking, government benefits and other consumer transactions. They have also been successful in selling naming rights for their ATM networks to large financial institutions.

We’ve also recently added Chart Industries, a leading manufacturer of equipment for converting natural gas to liquid form. With the rising demand for natural gas-based infrastructure, Chart has had difficulty in keeping up with the demand for its products. With the large price discount between natural gas and diesel fuel, we expect this trend to continue and perhaps even accelerate.

We expect to increase the number of small cap names in the Fund over the next several months to help bolster performance and increase our diversification.

Jacob Wisdom Fund

Our conservatively-positioned Jacob Wisdom Fund performed well over the past year, returning 14.08%, versus 18.00% for the S&P 500 Index. Given its capital-preservation focus, this Fund’s aim is to hopefully capture a majority of the performance of the benchmark in a rising market, while investing in stocks that are much less risky.

Our performance was driven in large part by mortgage REIT holdings, including Anworth Mortgage Asset Corp and Annaly Capital Management. These high-yield stocks were propelled by the Federal Reserve’s stimulative measures this year, which put the sector in a positive light to investors. We have added significantly to these positions over the course of the year.

The biggest change in the Fund’s portfolio was the addition of Apple. We have admired this stellar company for a long time. This tech winner is usually classified as a growth company, but it is also a stock that meets a rigorous set of financial criteria given its consistently impressive return on invested capital and unmatched cash reserves. When Apple announced a more shareholder friendly capital allocation policy, including share buybacks and a dividend, we began building a significant long-term position.

As always, we continue our focus in seeking to invest in innovative, game-changing or enduring companies that present attractive long-term opportunities. We thank you for choosing our Funds and look forward to continuing to work with you in the coming year.

Ryan Jacob

Chairman and Chief Investment Officer

Frank Alexander

Portfolio Manager

Past performance is not a guarantee of future results.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change. Forecasts cannot be guaranteed.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The value of the Wisdom Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increase in property taxes or operating costs.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the schedule of investments for complete fund holdings information.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

The Funds are distributed by Quasar Distributors, LLC.

Jacob Internet Fund

INDUSTRY BREAKDOWN AS OF AUGUST 31, 2012

(as a percentage of total investments)

(Unaudited)

Jacob Small Cap Growth Fund

INDUSTRY BREAKDOWN AS OF AUGUST 31, 2012

(as a percentage of total investments)

(Unaudited)

Jacob Wisdom Fund

INDUSTRY BREAKDOWN AS OF AUGUST 31, 2012

(as a percentage of total investments)

(Unaudited)

Comparison of $10,000 Investment in

Jacob Internet Fund vs. Indices (Unaudited)

	Average Annual Total Return through August 31, 2012
	One Year	Five Year	Ten Year
Jacob Internet Fund	2.71%	2.79%	18.03%
S&P 500® Index	18.00%	1.28%	6.51%
NASDAQ Composite Index	20.36%	4.44%	9.74%
Bloomberg U.S. Internet Index	17.62%	1.57%	9.22%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The Bloomberg U.S. Internet Index is a capitalization-weighted index comprised of U.S. internet companies that have a market capitalization greater than $250 million. The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on September 1, 2002 and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in Jacob Small Cap Growth Fund vs. Russell 2000 Growth Index (Unaudited)

	Returns as of August 31, 2012
	One Year	Annual Return Since Inception
Jacob Small Cap Growth Fund	(3.75)%	10.96%
Russell 2000 Growth Index	12.72%	15.05%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in

Jacob Wisdom Fund vs. S&P 500 Index (Unaudited)

	Returns as of August 31, 2012
	One Year	Annual Return Since Inception*
Jacob Wisdom Fund	14.08%	10.11%
S&P 500® Index	18.00%	11.33%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on December 1, 2009 (the day Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Wisdom Fund) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*	On December 1, 2009, the Adviser took over management of the Wisdom Fund prior to the Wisdom Fund’s merger into the Jacob Wisdom Fund on February 18, 2010. Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management.

JACOB INTERNET FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS		97.4%
	Internet—Commerce	17.6%
54,850	Bottomline Technologies, Inc.*			$1,230,834
62,000	Ctrip.com International Ltd.—ADR*^			1,000,060
32,000	eBay Inc.*			1,519,040
26,000	Expedia, Inc.			1,335,360
179,500	Glu Mobile Inc.*			906,475
35,744	Shutterfly, Inc.*			1,063,384

				7,055,153
	Internet—Infrastructure	44.8%
5,000	Apple Computer, Inc.			3,326,200
6,950	athenahealth Inc.*			614,171
38,000	Broadcom Corporation—Class A*			1,350,140
84,000	Cisco Systems, Inc.			1,602,720
91,350	Cypress Semiconductor Corp.*			1,060,573
38,000	Ellie Mae, Inc.*			979,260
165,400	Immersion Corporation*			949,396
33,500	IXIA*			497,140
62,906	LogMeIn, Inc.*			1,382,674
22,000	Red Hat, Inc.*			1,232,880
7,000	Salesforce.com, Inc.*			1,016,260
37,596	SanDisk Corporation*			1,549,707
23,047	Sourcefire Inc.*			1,195,909
205,717	TriQuint Semiconductor, Inc.*			1,143,787

				17,900,817
	Internet—Media	35.0%
14,000	Baidu.com, Inc.—ADR*^			1,560,160
60,848	Geeknet, Inc.*			1,095,264
1,500	Google Inc.*			1,027,635
491,951	Hollywood Media Corp.*			619,858
221,813	Jiayuan.com International Ltd.—ADR*^			1,046,958
35,700	SINA Corporation*^			2,002,770
40,000	Tencent Holdings Limited (HK)			1,226,047
33,300	TripAdvisor Inc.*			1,113,552

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS—(continued)		97.4%
	Internet—Media—(continued)	35.0%
138,300	Velti PLC*^(a)			$958,419
141,874	Yahoo! Inc.*			2,078,454
29,900	Zillow, Inc.—Class A*(a)			1,244,139

				13,973,256

	TOTAL COMMON STOCKS (Cost $27,799,741)			38,929,226

	SHORT TERM INVESTMENT		4.4%
	Money Market Fund	4.4%
1,775,129	Fidelity Government Portfolio—Class I, 0.01%(b)			1,775,129

	TOTAL SHORT TERM INVESTMENT (Cost $1,775,129)			1,775,129

Principal Amount	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING		0.3%
	Commercial Paper	0.3%
$ 657,577	Ottimo Funding LLC, 0.26%, Due 10/26/12(c)			137,176

	TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $657,577)			137,176

	TOTAL INVESTMENTS (Cost $30,232,447)		102.1%	$40,841,531
	LIABILITIES IN EXCESS OF OTHER ASSETS		(2.1)%	(858,095)

	TOTAL NET ASSETS		100.0%	$39,983,436

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	All or portion of shares are on loan.
(b)	7-day yield.
(c)	Illiquid security fair valued by Valuation Committee as delegated by the Jacob Funds’ Board of Directors.
ADR	American Depositary Receipt.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS		98.9%
	Accommodation & Food Services	2.8%
16,000	7 Days Group Holdings Ltd.—ADR*^			$150,400
	Arts, Entertainment, and Recreation	2.8%
100,000	DHX Media Ltd.*^			149,125
	Biotech & Pharmaceuticals	24.0%
17,589	Achillion Pharmaceuticals Inc.*			123,651
30,000	Amarin Corporation PLC—ADR*^			410,700
20,000	Celldex Therapeutics, Inc.*			112,800
30,000	Curis, Inc.*			132,000
8,000	MAP Pharmaceuticals Inc.*			107,520
75,000	NovaBay Pharmaceuticals, Inc.*			88,500
11,000	Rigel Pharmaceuticals, Inc.*			102,520
16,000	Synta Pharmaceuticals Corp.*			105,120
20,000	Trius Therapeutics, Inc.*			111,000

				1,293,811
	Energy—Exploration & Production	15.4%
7,000	Carrizo Oil & Gas, Inc.*			176,680
50,000	Magnum Hunter Resources Corporation*			215,000
7,600	Oasis Petroleum Inc.*			222,908
5,000	Rosetta Resources Inc.*			214,700

				829,288
	Energy—Infrastructure & Services	1.3%
1,000	Chart Industries, Inc.*			69,800
	Medical Devices	6.9%
16,705	Derma Sciences, Inc.*			158,363
8,000	Endologix, Inc.*			95,760
12,000	Exact Sciences Corp.*			119,160

				373,283
	Retail & Restaurants	1.3%
3,800	Tilly’s Inc.—Class A*			69,692
	Technology—Hardware	9.5%
5,000	Cardtronics, Inc.*			141,250

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS—(continued)		98.9%
	Technology—Hardware—(continued)
12,700	Cypress Semiconductor Corp.*			$147,447
4,500	IXIA*			66,780
27,610	TriQuint Semiconductor, Inc.*			153,512

				508,989
	Technology—Software & Services	34.9%
950	athenahealth Inc.*			83,951
7,500	Bottomline Technologies, Inc.*			168,300
5,200	Ellie Mae, Inc.*			134,004
25,500	Glu Mobile Inc.*			128,775
23,000	Immersion Corporation*			132,020
32,237	Jiayuan.com International Ltd.—ADR*^			152,159
8,800	LogMeIn, Inc.*			193,424
4,950	Shutterfly, Inc.*			147,262
5,000	SINA Corporation*^			280,500
3,100	Sourcefire Inc.*			160,859
18,700	Velti PLC*^			129,591
4,100	Zillow, Inc.—Class A*			170,601

				1,881,446

	TOTAL COMMON STOCKS (Cost $4,756,548)			5,325,834

	SHORT TERM INVESTMENT		2.1%
	Money Market Fund	2.1%
113,642	Fidelity Government Portfolio—Class I, 0.01%(a)			113,642

	TOTAL SHORT TERM INVESTMENT (Cost $113,642)			113,642

	TOTAL INVESTMENTS (Cost $4,870,190)		101.0%	$5,439,476
	LIABILITIES IN EXCESS OF OTHER ASSETS		(1.0)%	(55,665)

	TOTAL NET ASSETS		100.0%	$5,383,811

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS		99.0%
	Air Freight & Logistics	3.8%
2,400	C.H. Robinson Worldwide, Inc.			$135,864
3,600	United Parcel Service, Inc. (UPS)—Class B			265,716

				401,580
	Beverages	11.6%
4,500	Anheuser-Busch InBev NV—ADR^			378,810
9,600	The Coca-Cola Company			359,040
3,000	Diageo plc—ADR^			327,660
2,400	PepsiCo, Inc.			173,832

				1,239,342
	Commercial Banks	3.0%
15,000	Banco Latinoamericano de Comercio Exterior SA^			315,900
	Commercial Services & Supplies	6.7%
2,400	The Sherwin-Williams Company			343,392
7,500	Verisk Analytics, Inc.—Class A*			363,900

				707,292
	Consumer Finance	8.5%
4,500	American Express Company			262,350
600	MasterCard, Inc.—Class A			253,740
3,000	Visa Inc.—Class A			384,750

				900,840
	Food & Staples Retailing	4.6%
2,000	Costco Wholesale Corporation			195,740
4,000	Wal Mart Stores, Inc.			290,400

				486,140
	Food Products	4.4%
3,000	Mead Johnson Nutrition Company			219,990
7,200	Unilever NV—NY Shares—ADR^			250,416

				470,406

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS—(continued)		99.0%
	Health Care Equipment & Supplies	4.6%
3,000	Becton Dickinson & Company			$227,940
2,700	C. R. Bard, Inc.			264,897

				492,837
	Hotels, Restaurants & Leisure	2.9%
3,500	McDonald’s Corporation			313,215
	Insurance	5.7%
3	Berkshire Hathaway Inc.—Class A*			379,680
2,000	The Chubb Corporation			147,780
1,500	Torchmark Corporation			76,770

				604,230
	Machinery	4.7%
1,500	Cummins Inc.			145,665
4,800	The Toro Co.			178,560
3,000	WABCO Holdings Inc.*			176,160

				500,385
	Oil, Gas & Consumable Fuels	8.2%
3,600	Exxon Mobil Corporation			314,280
12,000	Southwestern Energy Company*			373,560
12,000	WPX Energy Inc.*			187,200

				875,040
	Pharmaceuticals	2.3%
6,000	Sanofi-Aventis—ADR^			245,700
	Real Estate Investment Trusts (REITs)	21.4%
7,500	American Capital Agency Corporation			261,300
27,000	Annaly Capital Management Inc.			467,370
75,000	Anworth Mortgage Asset Corporation			514,500
15,000	Capstead Mortgage Corporation			215,100
18,000	CYS Investments, Inc.			258,840
8,000	Hatteras Financial Corporation			231,920
40,000	MFA Financial, Inc.			327,600

				2,276,630

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND

SCHEDULE OF INVESTMENTS

August 31, 2012

Shares				Value

	COMMON STOCKS—(continued)		99.0%
	Technology Hardware & Software	4.4%
500	Apple Computer, Inc.			$332,620
4,000	MSCI Inc.—Class A*			140,320

				472,940
	Textiles, Apparel & Luxury Goods	2.2%
2,400	Nike, Inc.—Class B			233,664

	TOTAL COMMON STOCKS (Cost $7,969,117)			10,536,141

	SHORT TERM INVESTMENT		1.5%
	Money Market Fund	1.5%
159,054	Fidelity Government Portfolio—Class I, 0.01%(a)			159,054

	TOTAL SHORT TERM INVESTMENT (Cost $159,054)			159,054

	TOTAL INVESTMENTS (Cost $8,128,171)		100.5%	$10,695,195
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.5)%	(52,766)

	TOTAL NET ASSETS		100.0%	$10,642,429

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	Jacob Internet Fund	Jacob Small Cap Growth Fund	Jacob Wisdom Fund
Assets:
Investments, at value (cost $30,232,447, $4,870,190 and $8,128,171, respectively)	$40,841,531 (1)	$5,439,476	$10,695,195
Cash from securities lending broker (See Note 7)	1,142,560	—	—
Receivable for capital shares sold	300	2,145	—
Receivable for investments sold	—	125,644	—
Dividend Receivable	7,189	246	13,154
Other assets	6,958	4,881	8,354

Total Assets	41,998,538	5,572,392	10,716,703

Liabilities:
Payable for collateral received for securities loaned	1,800,137	—	—
Payable for securities purchased	—	114,508	—
Payable to Adviser	42,224	—	—
Payable for distribution expenses (see Note 8)	73,009	3,558	27,749
Payable for capital shares repurchased	7,814	20,363	—
Accrued printing and mailing fees	13,120	2,913	3,325
Accrued transfer agent fees	28,490	6,184	7,694
Accrued expenses and other liabilities	50,308	41,055	35,506

Total Liabilities	2,015,102	188,581	74,274

Net Assets	$39,983,436	$5,383,811	$10,642,429

Net Assets Consist Of:
Capital Stock	$38,978,188	$19,848,227	$9,174,909
Undistributed net investment income (loss)	(578,111)	(284,761)	175,475
Accumulated net realized loss on investments	(9,025,725)	(14,748,941)	(1,274,979)
Net unrealized appreciation on investments	10,609,084	569,286	2,567,024

Total Net Assets	$39,983,436	$5,383,811	$10,642,429

Shares outstanding (20 billion shares of $0.001 par value authorized)	13,174,251	388,258	1,068,539

Net asset value, redemption price and offering price per share(2)	$3.03	$13.87	$9.96

(1)	Includes securities out on loan to brokers with a market value of $1,782,782.
(2)	Redemption of shares held less than 30 days (Internet Fund) or 90 days (Small Cap Growth and Wisdom Funds) may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2012

	Jacob Internet Fund	Jacob Small Cap Growth Fund	Jacob Wisdom Fund
Investment Income:
Dividend income	$51,143	$700	$411,249	(1)
Interest income	28	3	5
Securities lending income	304,441	—	—

Total Investment Income	355,612	703	411,254

Expenses:
Investment advisory fees	501,649	53,238	52,573
Distribution expenses (See Note 8)	140,462	20,704	36,801
Administration fees	48,050	40,185	42,050
Fund accounting fees	29,379	27,182	28,182
Transfer agent fees	159,008	32,653	38,051
Custody fees	7,056	7,242	5,080
Federal and state registration	22,611	19,162	21,095
Insurance expense	16,836	2,436	4,220
Audit fees	15,056	14,981	15,006
Legal fees	85,164	15,290	23,434
Reports to shareholders	56,754	8,488	13,758
Directors’ fees and expenses	70,360	10,520	17,970
Other	316	1,336	92

Total Expenses	1,152,701	253,417	298,312
Expense Waiver (See Note 6)	—	(53,238)	(52,573)

Net expenses	1,152,701	200,179	245,739

Net Investment Income (Loss)	(797,089)	(199,476)	165,515

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,385,725	(147,287)	204,645
Change in net unrealized appreciation/depreciation on investments	(570,881)	39,847	1,033,937

Net realized and unrealized gain (loss) on investments	1,814,844	(107,440)	1,238,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,017,755	$(306,916)	$1,404,097

(1)	Net of foreign tax withheld of $6,110 for Wisdom Fund.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

JACOB INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations:
Net investment loss	$(797,089)	$(1,183,079)
Net realized gain on investments	2,385,725	7,000,491
Change in net unrealized appreciation/depreciation on investments	(570,881)	4,427,770

Net increase in net assets resulting from operations	1,017,755	10,245,182

Capital Share Transactions: (Note 3)
Proceeds from shares sold	5,838,275	7,520,786
Cost of shares redeemed	(8,143,073)	(11,571,722)
Redemption fees	4,599	13,217

Net decrease in net assets resulting from capital share transactions	(2,300,199)	(4,037,719)

Net Increase (Decrease) in Net Assets	(1,282,444)	6,207,463
Net Assets:
Beginning of period	41,265,880	35,058,417

End of period	$39,983,436	$41,265,880

* Includes undistributed net investment loss of:	$(578,111)	$—

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

JACOB SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations:
Net investment loss	$(199,476)	$(225,017)
Net realized gain (loss) on investments	(147,287)	1,100,398
Change in net unrealized appreciation/depreciation on investments	39,847	380,837

Net increase (decrease) in net assets resulting from operations	(306,916)	1,256,218

Distributions to Shareholders:
From net investment income	(267,796)	—

Capital Share Transactions: (Note 3)
Proceeds from shares sold	838,030	3,553,418
Proceeds from reinvestment of distribution	240,803	—
Cost of shares redeemed	(2,133,300)	(1,878,153)
Redemption fees	204	8,277

Net increase (decrease) in net assets resulting from capital share transactions	(1,054,263)	1,683,542

Net Increase (Decrease) in Net Assets	(1,628,975)	2,939,760
Net Assets:
Beginning of period	7,012,786	4,073,026

End of period*	$5,383,811	$7,012,786

* Includes undistributed net investment income (loss) of:	$(284,761)	$68,970

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

JACOB WISDOM FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations:
Net investment income	$165,515	$116,419
Net realized gain on investments	204,645	258,227
Change in net unrealized appreciation/depreciation on investments	1,033,937	1,267,756

Net increase in net assets resulting from operations	1,404,097	1,642,402

Distributions to Shareholders:
From net investment income	(104,302)	—
From net realized gain	—	(23,510)

Total distributions to shareholders	(104,302)	(23,510)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	136,160	114,470
Proceeds from reinvestment of distribution	84,721	18,963
Cost of shares redeemed	(1,293,462)	(2,522,148)
Redemption fees	—	4

Net decrease in net assets resulting from capital share transactions	(1,072,581)	(2,388,711)

Net Increase (Decrease) in Net Assets	227,214	(769,819)
Net Assets:
Beginning of period	10,415,215	11,185,034

End of period*	$10,642,429	$10,415,215

* Includes undistributed net investment income of:	$175,475	$116,411

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

JACOB INTERNET FUND

FINANCIAL HIGHLIGHTS

	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2010		Year Ended August 31, 2009		Year Ended August 31, 2008
Per Share Data:
Net asset value, beginning of period	$2.95		$2.28		$1.99		$2.07		$2.71

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(1)	(0.08	)(1)	(0.06	)(1)	(0.06	)(1)	0.02 (2)
Net realized and unrealized gain (loss) on investments	0.14		0.75		0.35		(0.02)		(0.59)

Total from investment operations	0.08		0.67		0.29		(0.08)		(0.57)

Less distributions from net investment income	—		—		—		—		(0.07)

Net asset value, end of period	$3.03		$2.95		$2.28		$1.99		$2.07

Total return	2.71%		29.39%		14.57%		(3.86)%		(21.63)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$39,983		$41,266		$35,058		$36,913		$44,516
Ratio of gross operating expenses (prior to waiver or recoupments) to average net assets	2.87%		2.69%		3.06%		3.71%		2.69%
Ratio of net operating expenses (after waiver or recoupments) to average net assets	2.87%	(4)	2.82%	(4)	2.96%	(4)	3.64%	(4)	2.65% (3)
Ratio of net investment income (loss) (prior to waiver or recoupments) to average net assets	(1.99)%		(2.53)%		(2.49)%		(3.54)%		0.86%
Ratio of net investment income (loss) (after waiver or recoupments) to average net assets	(1.99)%	(4)	(2.66)%	(4)	(2.39)%	(4)	(3.47)%	(4)	0.90% (3)
Portfolio turnover rate	55.61%		52.39%		52.09%		106.98%		80.46%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Reflects Adviser’s waiver of 0.10% of the shareholder servicing fee beginning December 29, 2005 and ending December 31, 2007.
(4)	For the period January 1, 2009 through January 2, 2013, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s expense ratio exceeds 2.95%. All eligible previously waived expenses under this agreement were recouped by the Adviser during the year ended August 31, 2011.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

JACOB SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended August 31, 2012		Year Ended August 31, 2011		October 1, 2009 Through August 31, 2010(1)		Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007
Per Share Data:
Net asset value, beginning of period	$15.12		$10.90		$11.16		$13.82		$21.94		$15.81

Income (loss) from investment operations:
Net investment loss	(0.47	)(2)	(0.55	)(2)	(0.48	)(2)	(0.17	)(2)	(0.29	)(3)	(0.31	)(2)
Net realized and unrealized gain (loss) on investments	(0.15)		4.75		0.22		(2.49)		(7.83)		6.44

Total from investment operations	(0.62)		4.20		(0.26)		(2.66)		(8.12)		6.13

Less distributions from net investment income	(0.63)		—		—		—		—		—

Paid in capital from redemption fees	0.00	(9)	0.02		0.00	(9)	0.00	(9)	0.00	(9)	0.00	(9)

Net asset value, end of period	$13.87		$15.12		$10.90		$11.16		$13.82		$21.94

Total return	(3.75)%		38.72%		(2.33)%	(7)	(19.25)%		(37.01)%		38.77%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$5,384		$7,013		$4,073		$8,321		$31,907		$50,378
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	4.28%		4.45%		5.43%	(4)(8)	2.64%	(4)	1.86%	(4)	1.83%	(4)
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	3.38%	(6)	3.55%	(6)	4.82%	(4)(5)(6)(8)	2.64%	(4)(5)	1.86%	(4)	1.83%	(4)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(4.27)%		(4.44)%		(5.21)%	(8)	(1.87)%		(1.56)%		(1.72)%
Ratio of net investment loss (after waiver or reimbursements) to average net assets	(3.37)%	(6)	(3.54)%	(6)	(4.60)%	(5)(6)(8)	(1.87)%	(5)	(1.56)%		(1.72)%
Portfolio turnover rate	77.65%		102.80%		228.16%	(7)	307.06%		246.41%		231.96%

(1)	The financial highlights set forth herein include the historical financial highlights of the Rockland Small Cap Growth Fund. The assets of the Rockland Small Cap Growth Fund were acquired by the Jacob Small Cap Growth Fund on February 1, 2010. At the time of the reorganization, the adviser changed from Gould Investment Partners, LLC to Jacob Asset Management of New York LLC. The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the period ended August 31, 2010 and the years ended September 30, 2009, 2008 and 2007 was 0.02%, 0.01%, 0.01% and 0.01%, respectively.
(5)	Effective September 1, 2009, Gould Investment Partners, LLC agreed to voluntarily waive 0.25% of its advisory fee. The impact on the net expense ratio was (0.01)% for the fiscal year ended September 30, 2009 and (0.25)% for the period October 1, 2009 through January 31, 2010.
(6)	The Adviser has contractually agreed, through January 2, 2013, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 2.45%.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

JACOB WISDOM FUND

FINANCIAL HIGHLIGHTS

	Year Ended August 31, 2012	Year Ended August 31, 2011	June 1, 2010 Through August 31, 2010(1)		Year Ended May 31, 2010(2)	Year Ended May 31, 2009	Year Ended May 31, 2008
Per Share Data:
Net asset value, beginning of period	$8.81	$7.65	$7.65		$6.48	$10.34	$13.28

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.08	0.02		0.00	(0.02)	(0.11)
Net realized and unrealized gain (loss) on securities	1.08	1.10	(0.02)		1.18	(3.23)	(1.13)

Total from investment operations	1.24	1.18	0.00		1.18	(3.25)	(1.24)

Less distributions
From net investment income	(0.09)	—	—		—	—	—
From net realized gain	—	(0.02)	—		(0.01)	(0.61)	(1.70)

Total distributions	(0.09)	(0.02)	—		(0.01)	(0.61)	(1.70)

Net asset value, end of period	$9.96	$8.81	$7.65		$7.65	$6.48	$10.34

Total return	14.08%	15.40%	0.00%	(4)	18.24%	(31.46)%	(9.77)%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$10,642	$10,415	$11,185		$11,763	$4,315	$8,539
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	2.84%	2.82%	3.22%	(5)	4.24%	3.44%	2.72%
Ratio of net operating expenses (after waiver or reimbursements) to average net assets(3)	2.34%	2.32%	2.72%	(5)	3.14%	2.75%	2.71%
Ratio of net investment income (loss) (prior to waiver or reimbursements) to average net assets	1.07%	0.54%	0.30%	(5)	(0.80)%	(0.86)%	(0.90)%
Ratio of net investment income (loss) (after waiver or reimbursements) to average net assets(3)	1.57%	1.04%	0.80%	(5)	0.30%	(0.17)%	(0.89)%
Portfolio turnover rate	19.62%	13.60%	6.50%	(4)	60.69%	37.12%	30.89%

(1)	The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)	The financial highlights set forth herein include the historical financial highlights of the Wisdom Fund. The Wisdom Fund was reorganized into Jacob Wisdom Fund on February 18, 2010. On December 1, 2009, the adviser changed from Atlanta Investment Counsel, LLC to Jacob Asset Management of New York LLC. Information prior to February 18, 2010 reflects the performance of the Wisdom Fund’s Class B shares.
(3)	The Advisor has contractually agreed, effective February 18, 2010 through January 2, 2013, to waive its advisory fees in an amount up to an annual rate of 0.50% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 1.95%. Prior to November 30, 2009, the previous adviser agreed to waive operating expenses over 1.75% of the Fund’s average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2012

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Jacob Wisdom Fund (the “Wisdom Fund”), collectively the “Funds” and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund is long-term growth of capital. The primary investment objective of the Wisdom Fund is to maximize total investment return consisting of a combination of income and capital appreciation. The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund), and the Jacob Wisdom Fund commenced operations when it acquired the assets and liabilities of the Wisdom Fund on February 18, 2010 in a reorganization transaction (the Jacob Wisdom Fund is the successor fund to the Wisdom Fund).

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provides an authoritative definition of fair value and sets out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2012:

	Level 1	Level 2	Level 3	Total

Common Stock
Internet—Commerce	$7,055,153	$—	$—	$7,055,153
Internet—Infrastructure	17,900,817	—	—	17,900,817
Internet—Media	12,747,209	1,226,047	—	13,973,256

Total Common Stock	37,703,179	1,226,047	—	38,929,226

Short Term Investment
Money Market Fund	1,775,129	—	—	1,775,129

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	—	137,176	137,176

Total Investments in Securities	$39,478,308	$1,226,047	$137,176	$40,841,531

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of August 31, 2011	$166,439
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	4,193
Purchases	—
Sales	(33,456)
Transfers in and/or out of Level 3*	—

Balance as of August 31, 2012	$137,176

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
Accommodation & Food Services	$150,400	$—	$—	$150,400
Arts, Entertainment, and Recreation	149,125	—	—	149,125
Biotech & Pharmaceuticals	1,293,811	—	—	1,293,811
Energy—Exploration & Production	829,288	—	—	829,288
Energy—Infrastructure & Services	69,800	—	—	69,800
Medical Devices	373,283	—	—	373,283
Retail & Restaurants	69,692	—	—	69,692
Technology—Hardware	508,989	—	—	508,989
Technology—Software & Services	1,881,446	—	—	1,881,446

Total Common Stock	5,325,834	—	—	5,325,834

Short Term Investment
Money Market Fund	113,642	—	—	113,642

Total Investments in Securities	$5,439,476	$—	$—	$5,439,476

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

The following is a summary of the inputs used to value the Wisdom Fund’s investments as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$401,580	$—	$—	$401,580
Beverages	1,239,342	—	—	1,239,342
Commercial Banks	315,900	—	—	315,900
Commercial Services & Supplies	707,292	—	—	707,292
Consumer Finance	900,840	—	—	900,840
Food & Staples Retailing	486,140	—	—	486,140
Food Products	470,406	—	—	470,406
Health Care Equipment & Supplies	492,837	—	—	492,837
Hotels, Restaurants & Leisure	313,215	—	—	313,215
Insurance	604,230	—	—	604,230
Machinery	500,385	—	—	500,385
Oil, Gas & Consumable Fuels	875,040	—	—	875,040
Pharmaceuticals	245,700	—	—	245,700
Real Estate Investment Trusts (REITs)	2,276,630	—	—	2,276,630
Technology Hardware & Software	472,940	—	—	472,940
Textiles, Apparel & Luxury Goods	233,664	—	—	233,664

Total Common Stock	10,536,141	—	—	10,536,141

Short Term Investment
Money Market Fund	159,054	—	—	159,054

Total Investments in Securities	$10,695,195	$—	$—	$10,695,195

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). This requirement amends FASB ASC Topic 820, Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact of this amendment and does not believe they will have a material impact on the Funds’ financial statements.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2012. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2012. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. Major jurisdictions for the Funds only relate to federal tax years. As of August 31, 2012, open federal tax years include the tax years ended August 31, 2009 through August 31, 2012 for the Internet Fund, the

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

tax years ended September 30, 2009, period ended August 31, 2010, year ended August 31, 2011 and year ended August 31, 2012 for the Small Cap Growth Fund and the tax years ended May 31, 2009 through May 31, 2010, period ended August 31, 2010, year ended August 31, 2011 and year ended August 31, 2012 for the Wisdom Fund.

At August 31, 2012 the Internet Fund and Small Cap Growth Fund deferred, on a tax basis, Post October losses of $1,183,273 and $274,746, respectively and the Internet Fund deferred, on a tax basis, Post December Ordinary losses of $578,111.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2012 there were twenty billion shares, $0.001 par value, authorized. Transactions in shares of the Internet Fund were as follows:

	Year Ended August 31, 2012
	Shares	Amount
Sales	1,957,940	$5,838,275
Redemptions	(2,760,849)	(8,143,073)
Redemption Fees	—	4,599

Net Decrease	(802,909)	$(2,300,199)

Shares Outstanding:
Beginning of period	13,977,160

End of period	13,174,251

	Year Ended August 31, 2011
	Shares	Amount
Sales	2,475,803	$7,520,786
Redemptions	(3,893,220)	(11,571,722)
Redemption Fees	—	13,217

Net Decrease	(1,417,417)	$(4,037,719)

Shares Outstanding:
Beginning of period	15,394,577

End of period	13,977,160

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

Transactions in shares of the Small Cap Growth Fund were as follows:

	Year Ended August 31, 2012
	Shares	Amount
Sales	61,059	$838,030
Reinvestments	18,902	240,803
Redemptions	(155,451)	(2,133,300)
Redemption Fees	—	204

Net Decrease	(75,490)	$(1,054,263)

Shares Outstanding
Beginning of period	463,748

End of period	388,258

	Year Ended August 31, 2011
	Shares	Amount
Sales	208,094	$3,553,418
Redemptions	(118,082)	(1,878,153)
Redemption Fees	—	8,277

Net Increase	90,012	$1,683,542

Shares Outstanding
Beginning of period	373,736

End of period	463,748

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

Transactions in shares of the Wisdom Fund were as follows:

	Year Ended August 31, 2012
	Shares	Amount
Sales	14,580	$136,160
Reinvestments	9,530	84,721
Redemptions	(138,230)	(1,293,462)

Net Decrease	(114,120)	$(1,072,581)

Shares Outstanding
Beginning of period	1,182,659

End of period	1,068,539

	Year Ended August 31, 2011
	Shares	Amount
Sales	12,786	$114,470
Reinvestments	2,184	18,963
Redemptions	(294,874)	(2,522,148)
Redemption Fees	—	4

Net Decrease	(279,904)	$(2,388,711)

Shares Outstanding
Beginning of period	1,462,563

End of period	1,182,659

A 2% redemption fee is assessed on any shares, except those received from reinvested distributions, that are sold within 30 days (Internet Fund) or 90 days (Small Cap Growth and Wisdom Funds) following their purchase date.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. As of August 31, 2012, two shareholders owned greater than 10% of the Wisdom Fund’s outstanding shares.

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2012 for the Internet Fund, the Small Cap Growth Fund and the Wisdom Fund, purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Jacob Internet Fund	$21,757,971	$25,474,754
Jacob Small Cap Growth Fund	4,533,006	5,981,650
Jacob Wisdom Fund	2,023,166	2,300,344

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2012.

NOTE 5—TAX INFORMATION

At August 31, 2012, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet Fund	Small Cap Growth Fund	Wisdom Fund
Cost of Investments	$31,891,083	$5,195,447	$8,126,018

Gross unrealized appreciation	12,864,823	678,400	2,678,262
Gross unrealized depreciation	(3,914,375)	(434,371)	(109,085)

Net unrealized appreciation	$8,950,448	$244,029	$2,569,177

Undistributed ordinary income	—	—	169,237

Total distributable earnings	$—	$—	$169,237

Other accumulated losses	$(7,945,200)	$(14,708,445)	$(1,270,894)

Total accumulated earnings/(losses)	$1,005,248	$(14,464,416)	$1,467,520

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and real estate investment trusts (“REITs”). At August 31, 2012, the Funds had accumulated net realized capital loss carryovers as follows:

Internet Fund	Small Cap Growth Fund	Wisdom Fund	Expiration
$—	$8,388,410	$835,894	8/31/2017
6,183,816	6,045,289	435,000	8/31/2018

$6,183,816	$14,433,699	$1,270,894

To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended August 31, 2012, the Internet Fund, Small Cap Growth Fund and Wisdom Fund utilized capital loss carry forwards of $3,861,655, $65,992 and $209,504, respectively.

The Internet Fund made no distributions during the fiscal years ended August 31, 2012 and 2011. The Small Cap Growth Fund paid $267,796 out of ordinary income during the year ended August 31, 2012 and made no distributions during the year ended August 31, 2011. The Wisdom Fund paid $104,302 out of ordinary

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

income during the year ended August 31, 2012 and paid $23,510 out of short term capital gains during the year ended August 31, 2011, of which the tax basis was ordinary income.

Reclassification Adjustments: Capital stock, undistributed net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds.

Differences primarily relate to the tax treatment of net operating losses, expiring capital losses, and foreign currency gains and losses. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments. Accordingly, at August 31, 2012 reclassifications were recorded as follows:

	Internet Fund	Small Cap Growth Fund	Wisdom Fund
Undistributed net investment income	$218,978	$113,541	$(2,149)
Accumulated net realized loss on investments	(3)	(34,063)	2,148
Capital Stock	(218,975)	(79,478)	1

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets; 0.90% of the Small Cap Growth Fund’s average daily net assets; and 0.50% of the Wisdom Fund’s annual average daily net assets and 0.40% of annual average daily net assets over $500 million.

The Adviser has contractually agreed to waive up to 0.10% of the average daily net assets from its advisory fee to the extent the Internet Fund’s total annual operating expenses exceed 2.95% of the average daily net assets through January 2, 2014. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.90% of the Small Cap Growth Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses exceed 2.45% of average daily net assets through January 2, 2014. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Small Cap Growth Fund’s expenses to exceed 2.45%. For the year ended August 31, 2012, fees of $53,238 were waived by the Adviser. If the proposed reorganization described under Note 9 is completed for the Small Cap Growth Fund, the fee waiver agreement will operate as described above, but with fees waived if expenses exceed 2.25%.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.50% of the Fund’s average daily net assets, to the extent that the Wisdom Fund’s total annual operating expenses exceed 1.95% of average daily net assets through January 2, 2014. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Wisdom Fund’s expenses to exceed 1.95%. For the year ended August 31, 2012, fees of $52,573 were waived by the Adviser.

Following is a schedule of when fees may be recouped:

Small Cap Growth Fund	Wisdom Fund	Expiration
$—	$17,306	May 31, 2013
25,607	14,645	August 31, 2013
57,146	56,022	August 31, 2014
53,238	52,573	August 31, 2015

$135,991	$140,546

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. U.S. Bancorp Asset Management, Inc. serves as the securities lending agent.

NOTE 7—SECURITIES LENDING

The Funds may lend portfolio securities equal in value to up to 33% of their total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bancorp Asset Management, Inc. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the types of security, length of the loan and credit standing of the borrower. The Funds continue to receive interest or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recover the securities from the borrower on demand. U.S. Bancorp Asset Management, Inc. received no income from the Internet Fund for its securities lending administrative services during the year ended August 31, 2012. The Small Cap Growth Fund and Wisdom Fund did not participate in securities lending during the year ended August 31, 2012.

As of August 31, 2012, the Internet Fund had loaned securities that were collateralized by cash proceeds that the borrower paid to the Internet Fund. The cash collateral is invested by the custodian with the approval of the Adviser. Although risk is mitigated by the collateral and by an indemnification by the securities lending agent, the Internet Fund could experience a delay in recovering its securities and possible loss of income or

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

value if the borrower fails to return the borrowed securities. The Internet Fund is also exposed to market risk on the investments it purchases with the proceeds of the cash collateral. As of August 31, 2012, the value of the Internet Fund’s securities on loan was $1,782,782. The cost of the related collateral was $657,577 and the fair value of the investments purchased was $137,176 resulting in unrealized depreciation of $520,401 as of August 31, 2012. An amount of $1,142,560 of the collateral was not invested and held in cash. For the year ended August 31, 2012, the Internet Fund experienced $4,193 of unrealized gains on the investments it purchased with proceeds of the cash collateral.

NOTE 8—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser. The Internet Fund incurred $140,462 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2012.

The Corporation, on behalf of the Small Cap Growth Fund and Wisdom Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Wisdom Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $20,704 and the Wisdom Fund incurred $36,801 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2012.

JACOB FUNDS INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2012

NOTE 9—SUBSEQUENT EVENTS

In preparing these financial statements, the Corporation has evaluated events after August 31, 2012 that would require adjustment to or additional disclosure in these financial statements.

Effective July 9, 2012, the Adviser replaced PineBridge Investments, LLC as the investment adviser to the PineBridge US Micro Cap Growth Fund and the PineBridge US Small Cap Growth Fund (the “PineBridge Funds”). The PineBridge Funds have subsequently been renamed the Jacob Micro Cap Growth Fund and Jacob Small Cap Growth Fund II, respectively. The PineBridge Funds are proposed to be reorganized into the Small Cap Growth Fund and the Jacob Micro Cap Growth Fund, a new series of the Corporation, respectively. The Board of the PineBridge Funds has approved each reorganization and each fund’s shareholders will consider approval of the agreement and plan of reorganization and termination at a special shareholders meeting expected to take place on or around November 9, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.

and the Shareholders of the

Jacob Internet Fund,

Jacob Small Cap Growth Fund and

Jacob Wisdom Fund

We have audited the accompanying statements of assets and liabilities of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund, each a series of shares of Jacob Funds Inc. (the “Funds”), including the schedules of investments, as of August 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and each of the respective years or periods ended August 31, 2010. Additionally, we have audited the financial highlights of the Jacob Wisdom Fund for each of the two years in the period ended May 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for all of the remaining years or periods presented were audited by other auditors, whose reports dated July 30, 2010, November 23, 2009, and October 28, 2009 each expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund as of August 31, 2012, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended and each of the respective years or periods ending August 31, 2010 and also the financial highlights of the Jacob Wisdom Fund for each of the two years in the period ended May 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

October 24, 2012

JACOB FUNDS INC.

ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2012 for the Internet Fund, Small Cap Growth Fund and Wisdom Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days for the Internet Fund and 90 days for the Small Cap Growth Fund and Wisdom Fund following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2012–8/31/2012) for the Internet Fund, Small Cap Growth Fund and Wisdom Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days for the Internet Fund and 90 days for the Small Cap Growth Fund and Wisdom Fund following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the

JACOB FUNDS INC.

ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

Internet Fund

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period 3/1/12–8/31/12*
Actual	$1,000.00	$965.00	$14.42
Hypothetical (5% annual return before expenses)	$1,000.00	$997.96	$14.66

*	Expenses are equal to the Internet Fund’s annualized expense ratio of 2.92% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period 3/1/12–8/31/12*
Actual	$1,000.00	$934.00	$17.06
Hypothetical (5% annual return before expenses)	$1,000.00	$994.99	$17.60

*	Expenses are equal to the Small Cap Growth Fund’s annualized expense ratio of 3.51% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Wisdom Fund

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During the Period 3/1/12–8/31/12*
Actual	$1,000.00	$1,047.30	$11.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,001.07	$11.57

*	Expenses are equal to the Wisdom Fund’s annualized expense ratio of 2.30% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

JACOB FUNDS INC.

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the period ended August 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Wisdom Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended August 31, 2012 is as follows:

Wisdom Fund	100.00%

JACOB FUNDS INC.

ADDITIONAL INFORMATION (Unaudited)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors of the Corporation is set forth below. The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (1-888-522-6239).

Name, Address and Age	Position(s) Held within the Corporation	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
William B. Fell 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 43	Director	Since 1999	Accounting and Financial Consultant, 2010–2011; Controller, ABB Inc., Instrumentation Division, 2009–2010; General Accounting Manager, ABB Inc., Instrumentation Division, February 2004–September 2009.	3	None

Christopher V. Hajinian 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 43	Director	Since 1999	Media Production, since 2011; Property Management, since 2008; Attorney, Neil A. Morris Associates, P.C., 2006–2007.	3	None

Jeffrey I. Schwarzschild 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 41	Director	Since 1999	Chief Counsel, California Conservation Corps, since September 2011; Deputy Attorney General, The State of California, October 2006–September 2011; Associate attorney, Law Office of Mark E. Merin, April 2003–September 2006.	3	None

Interested Directors:
Ryan I. Jacob(2) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 43	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999; Chief Portfolio Manager of The Internet Fund, Inc. from December 1997–June 1999; Analyst for Horizon Asset Management, 1994–August 1998.	3	None

(continued on next page)

JACOB FUNDS INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Name, Address and Age	Position(s) Held within the Corporation	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Officers:
Francis J. Alexander(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 68	Vice President, Secretary and Treasurer	Since 1999	Member of the Adviser and portfolio manager of the Internet Fund since inception in 1999, Director of the Internet Fund, 1999–October 2003; President, Alexander Capital Management, Inc., March 1985–present; Managing Member, ACMG, LLC (registered investment adviser), October 1999 to December 2003; Director and portfolio manager, 1998–March 2002, chairman of investment committee, March 1999–March 2002, Lepereq, de Neuflize & Co. Inc. (financial services company in investment advisory and broker/dealer business).

Shane Morris(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 35	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2004–2007 and since July 2008	Operations Manager for the Adviser since July 2008; Writer, Walt Disney Animation Studios, October 2007–July 2008; Operations Manager for the Adviser, February 2002–October 2007.

(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.
(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Investment Advisor

Jacob Asset Management of New York LLC

Administrator and Transfer Agent

and Dividend Agent

U.S. Bancorp Fund Services, LLC

Underwriter and Distributor

Quasar Distributors, LLC

Custodian

U.S. Bank, N.A.

Legal Counsel

Stradley Ronon Stevens & Young, LLP

Independent Registered Public

Accounting Firm

BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund and the Jacob Wisdom Fund is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Jacob Asset Management of New York LLC

1-888-JACOB-FX (522-6239)

www.Jacobmutualfunds.com

Annual

Report

August 31, 2012

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant has posted its code of ethics on its Internet website: www.jacobmutualfunds.com

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.” Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP.

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$39,000	$39,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

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The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2012	FYE 8/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2012	FYE 8/31/2011
Registrant	$6,000	$6,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. The Registrant has posted its Code of Ethics on its website at www.jacobmutualfunds.com.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jacob Funds Inc.

By (Signature and Title)	/s/ Ryan Jacob
Ryan Jacob, President

Date	11/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ryan Jacob
Ryan Jacob, President

Date	11/8/2012

By (Signature and Title)	/s/ Francis Alexander
Francis Alexander, Treasurer

Date	11/9/2012

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